UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): September 11, 2014

INFINITY PROPERTY AND CASUALTY CORPORATION
(Exact name of Registrant as specified in its Charter)

Ohio	000-50167	03-0483872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

3700 Colonnade Parkway, Suite 600, Birmingham, Alabama 35243
(Address of Principal Executive Offices) (Zip Code)

(205) 870-4000
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 11, 2014, Infinity Property and Casualty Corporation (the “Company”) entered into new employment agreements (the “New Employment Agreements”) with each of the following executives: James R. Gober, Chairman, Chief Executive Officer, and President; Glen N. Godwin, Senior Vice President, Business Development; Scott C. Pitrone, Senior Vice President, Product Management; Samuel J. Simon, Executive Vice President, General Counsel, and Assistant Secretary; and Roger Smith, Executive Vice President, Chief Financial Officer, and Treasurer. The New Employment Agreements supersede the employment agreements (the “Old Employment Agreements”) dated August 2, 2011 and filed as Exhibits 10.1 through 10.5 to the Company’s Form 8-K filed with the Securities and Exchange Commission on August 8, 2011. The term of each executive’s New Employment Agreement is September 11, 2014, through August 11, 2017. Additional differences between each executive’s New Employment Agreement and Old Employment Agreement are summarized below, which summary is qualified in its entirety by the full text of the New Employment Agreements for Messrs. Gober, Godwin, Pitrone, Simon, and Smith that are filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, to this Form 8-K and incorporated by reference as if fully set forth herein:
In the New Employment Agreements:

•
The minimum salary and bonus level opportunity, including the lump sum payable upon termination by the Company without cause or by the executive for “Good Reason” (as such term is defined in New Employment Agreements), is revised to reflect each executive’s current salary and bonus level opportunity; and

•	The provision for immediate vesting of all outstanding stock options upon termination by the Company without cause or by the executive for Good Reason is eliminated.

Item 9.01     Financial Statements and Exhibits
(a)    Financial Statements of Businesses Acquired.  N/A
(b)    Pro Forma Financial Information.  N/A
(c)    Shell Company Transactions.  N/A
(d)    Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
INFINITY PROPERTY AND CASUALTY                CORPORATION

BY: /s/ Samuel J. Simon
Samuel J. Simon
Executive Vice President, General Counsel and Assistant Secretary

September 17, 2014

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement for Mr. Gober
10.2	Employment Agreement for Mr. Godwin
10.3	Employment Agreement for Mr. Pitrone
10.4	Employment Agreement for Mr. Simon
10.5	Employment Agreement for Mr. Smith